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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 23, 2001 relating to the financial statements, which appears in Cabot Corporation's Annual Report on Form 10-K for the year ended September 30, 2001.

/s/ PricewaterhouseCoopers LLP

Boston, MA
July 18, 2002